                                                                 Exhibit 23.2




                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Dura Pharmaceuticals, Inc. on Form S-8 of our report dated January 27, 1999, appearing in the Annual Report on Form 10-K of Dura Pharmaceuticals, Inc. for the year ended December 31, 1998.



                                                    /s/ Deloitte & Touche LLP
San Diego, California                               -------------------------
November 8, 1999                                    Deloitte & Touche LLP